UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    June 24, 2008

                           JACKSONVILLE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

               Florida                 001-14853                 59-3472981
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    (State or other jurisdiction     (Commission             (I.R.S. Employer
            of incorporation)         File Number)           Identification No.)

       100 North Laura Street, Suite 1000, Jacksonville, FL          32202
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          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code     904-421-3040

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Registrant reported via press release that on June 24, 2008 it mutually terminated its Agreement and Plan of Merger with Heritage Bancshares, Inc. that was entered into on January 28, 2008.

99.1     Press release dated as of June 24, 2008

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  JACKSONVILLE BANCORP, INC.
                                                  --------------------------
                                                  Registrant

Date:  June 24, 2008
                                                  /s/ VALERIE A. KENDALL
                                                  --------------------------
                                                  Valerie A. Kendall
                                                  Executive Vice President
                                                  & Chief Financial Officer